Exhibit 10.4

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SECOND AMENDMENT TO LOAN

(Loan No. 89765200)

THIS SECOND AMENDMENT TO LOAN (this “Amendment”) is made by and between WHITESTONE UPTOWN TOWER, LLC, a Texas limited liability company (“Maker”) and AMERICAN BANK, N.A. (“Payee”), to be effective as of the 7th day of June, 2025.

RECITALS:

WHEREAS, Maker executed and delivered to Payee that certain Promissory Note, dated effective as of June 7, 2024, in the stated principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (as previously amended, the “Note”); and

WHEREAS, as partial security for the Note, Maker delivered to Payee that certain Deed of Trust recorded as Instrument Number 202400115376 in the Real Property Records of Dallas County, Texas (“Deed of Trust”), which Deed of Trust covers, among other property, the real property which is more particularly described on Exhibit A attached hereto and made a part hereof; and

WHEREAS, Maker has requested an extension to the maturity of the Note in accordance with the terms of the Loan Agreement (herein so called), executed of even date with the Note and Deed of Trust, and Payee has agreed to such changes upon the terms hereof.

NOW, THEREFORE, for and in consideration of $10.00 paid by Maker to Payee in connection herewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.    The parties hereby acknowledge that, as of the date hereof, the outstanding principal due under the Note is currently $1,500,000.00 (“Principal Amount”) and no additional funds are available to be advanced. Maker promises to pay to Payee the Principal Amount, together with interest thereon as described in the Note, as modified herein, and to perform all of the covenants and obligations under the Note, Deed of Trust, Loan Agreement, and other Loan Documents (as defined in the Note).

2.    Effective as of the date hereof, the first two (2) paragraphs of Section I titled Interest Rates and Payments shall be deleted in their entirety and replaced as follows:

“Prior to default or maturity, the unpaid principal of this Note from time to time outstanding shall bear interest at the rate of interest per annum equal to the rate reported in the Markets or Money Rates section (or similar section) of The Wall Street Journal (or its website) as the “WSJ Prime Rate” (the “Index”), as announced from time to time without notice to Maker, plus seven and one-half percent (7.50%) (the “Margin”) (the sum of the Index and Margin, being the “Rate”); provided, however that in no event shall the Rate exceed the greater of eighteen percent (18%) per annum or the maximum rate permitted under applicable law (“Maximum Rate”). All interest accruing under this Note shall be calculated on the basis of a 365/360-day year.

Subject to earlier default and acceleration of the indebtedness evidenced hereby, all principal and accrued interest hereunder shall be due and payable on the earlier of (1) September 7, 2025 or (2) dismissal of Maker’s existing bankruptcy case (such earliest date being the “Maturity”); subject, however, to extension pursuant to that certain Extension Option (as defined in the Loan Agreement of even date herewith, between Maker and Payee (the “Loan Agreement”).”

SECOND AMENDMENT TO PROMISSORY NOTE WHITESTONE UPTOWN TOWER, LLC (Loan No. 89765200)	Page 1

3.    This Amendment memorializes Maker’s second and final Extension Request under the Loan Agreement and no additional Extension Periods (as defined in the Loan Agreement) remain.

4.    Maker agrees to pay Payee all costs incurred by Payee in connection with the Amendment including, without limitation, attorneys’ fees and a title policy endorsement as may be requested by Payee.

5.    Maker ratifies and confirms the Note and other Loan Documents, and hereby promises to pay the indebtedness evidenced by the Note, in accordance with the terms thereof, as hereby amended.

6.    Except as amended hereby, the Note and all other Loan Documents shall remain unmodified and in full force and effect.

7.    Delivery of an executed signature page to the Amendment or other documents related to the Amendment by telecopier, facsimile machine, portable document format (“PDF”), Electronic Signature (as defined below) or other electronic means shall be as effective as delivery of a manually executed counterpart of the Amendment and related documents. The effectiveness of any such documents and signatures shall, subject to applicable laws, have the same force and effect as manually signed originals and shall be binding on the parties. No party may raise the use of a telecopier, facsimile machine, PDF, Electronic Signature or other electronic means, or the fact that any signature was transmitted through the use of a telecopier, facsimile machine, PDF or other electronic means, as a defense to the enforcement of the Amendment or other related documents. “Electronic Signature” means any symbol or process attached to a document or instrument and executed or adopted by a person with the intent to sign the document or instrument, including, without limitation, any digital representation of a party’s signature created by scanning such party’s signature or by any electronic signature service such as DocuSign, pursuant to the Uniform Electronic Transactions Act, Chapter 322 of the Texas Business and Commerce Code. Notwithstanding the foregoing, Maker agrees to deliver a “wet” signed version of this Amendment if Payee desires to record this Amendment.

8.    The effectiveness of this Amendment shall be subject to approval by the court in Maker’s bankruptcy case.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

[Signature Page Follows.]

SECOND AMENDMENT TO PROMISSORY NOTE WHITESTONE UPTOWN TOWER, LLC (Loan No. 89765200)	Page 2

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the Effective Date written above.

PAYEE:	MAKER:

AMERICAN BANK, N.A.,	WHITESTONE UPTOWN TOWER, LLC,
a national banking association	a Texas limited liability company

By: PILLARSTONE CAPITAL REIT OPERATING PARTNERSHIP LP,
By: /s/ Zane Smith	a Delaware limited partnership,
Zane Smith, EVP, Chief Banking Officer	its Sole Member

By: PILLARSTONE CAPITAL REIT,
a Maryland Real Estate Investment Trust
its General Partner

By: /s/ Bradford D. Johnson
Bradford D. Johnson, President and CEO

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on June 13, 2025, by BRADFORD D. JOHNSON, President and CEO of PILLARSTONE CAPITAL REIT, a Maryland Real Estate Investment Trust, the General Partner of WHITESTONE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, the Sole Member of WHITESTONE UPTOWN TOWER, LLC, a Delaware limited liability company, on behalf of said entities.

/s/ Priscilla Ann Gonzales Notary Public, State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on June 24, 2025, by ZANE SMITH, EVP, Chief Banking Officer of AMERICAN BANK, N.A., a national banking association, on behalf of said association.

/s/ Brittany Lytle Notary Public, State of Texas

SECOND AMENDMENT TO PROMISSORY NOTE WHITESTONE UPTOWN TOWER, LLC (Loan No. 89765200)	Page 3

Exhibit A

LEGAL DESCRIPTION

Fieldnotes for a 2.9763 acre tract of land out of Lot 9, Block 7/2000 of 4144 Centre Tower, an addition to the City of Dallas out of the John Grigsby Survey, Abstract No. 495, in Dallas County, Texas according to the map or plat thereof recorded in Vol. 81161, Pg. 1556 of the Deed Records of Dallas County, and being that same tract of land conveyed to Whitestone Offices LLC, as described in deed recorded under County Clerk's File No. 20080319414 of the Real Property Records of Dallas County, said 2.9763 acre tract of land being more particularly described by metes and bounds as follows:

Beginning at a 5/8 inch steel rod found in the Northwesterly line of Alcott Street, based on a 50 foot right-of-way, at a point North 23°36'00" East 203.30 feet from its intersection with the Southwesterly line of Kirby Street, based on a 50 foot right-of-way, said point being the most Southerly corner of 4144 Centre Tower Addition and the most Southerly corner of the herein described tract, said point also being the most Easterly corner of Lot 10, Block 7/2000 Central Storeguard Addition, the map or plat of same being recorded in Vol. 95146, Pg. 2656 of the said Deed Records of Dallas County and the most Easterly corner of that certain 2.21 acre tract of land conveyed to Extra Space of Texas Eleven, L.P. as described in deed recorded under County Clerk's File No. 3449198 of the said Real Property Records;

Thence, North 65°51'00" West, 464.08 feet (called North 66°03'30" West, 465.14 feet in 2.21 acre deed) with the Southwesterly line of said Lot 9 and the Northeasterly line of said Lot 10 and the said 2.21 acre tract to a 1/2 inch steel rod with cap found in the Southeasterly line of North Central Expressway, right-of-way varies, marking the most Westerly corner of the herein described tract, said point also being the most Northerly corner of the said 2.21 acre tract;

Thence, in a Northeasterly direction with the Southeasterly line of said North Central Expressway the following courses and distances:

North 28°50'30" East, 135.75 feet to an "X" in concrete set at an angle point;

North 23°42'30" East, 85.99 feet to an "X" in concrete set at a second angle point;

North 29°00'07" East, 73.90 feet to an "X" in concrete set at a third angle point; and

North 28°09'33" East, 112.70 feet to a 3/4 inch steel rod with cap set for the most Northerly corner of the herein described tract, said point being in the Northeasterly line of said Lot 9, said point also being the most Westerly corner of that certain 1.3014 acre tract of land conveyed to RAJ Hospitality, L.P., as described in deed recorded under County Clerk's File No. 1984224 of the said Real Property Records;

Thence, South 65°51'00" East, 290.02 feet (called South 66°08'41" East 289.90 feet in 1.3014 acre deed) with the Southwesterly line of the said 1.3014 acre tract and the Northeasterly line of said Lot 9 to a 5/8 inch steel rod found marking the most Easterly corner of said Lot 9 and the herein described tract, and the most Southerly corner of the said 1.3014 acre tract, said point also being in the most Westerly or Northwesterly line of Lot IA, Block 7/2000, Cityville at Fitzhugh Addition, the map or plat of same being recorded in Volume 2004025, Page 00020 of the said Deed Records of Dallas County, said point also being in the most Westerly or Northwesterly line of that certain 3.5718 acre tract of land conveyed to WRPV XI Vue FH Dallas LP, as described in deed recorded under County Clerk's File No. 201100306330 of the said Real Property Records;

Thence, South 23°42'30" West, 367.30 feet (called South 24°08' 11" East, 367.64 feet in 3.5718 acre deed) with the most Westerly or Northwesterly line of said Lot lA and the said 3.5718 acre tract and the most Easterly or Southeasterly line of said Lot 9 to a 5/8 inch steel rod with cap set at an inside ell corner, said point being the most Westerly corner of said Lot lA and the said 3.5718 acre tract;

Thence, South 65°51'00" East, 146.21 feet (called South 65°23'50" East, 146.54 feet in 3.5718 acre deed) with the most Southwesterly or Southerly line of said Lot IA and the said 3.5718 acre tract and with a Northeasterly line of said Lot 9 to a 5/8 inch steel rod with cap found in the Northwesterly line of aforesaid Alcott Street for corner;

Thence, South 23°30'45" West, 40.06 feet with the Northwesterly line of said Alcott Street to the PLACE OF BEGINNING and containing 2.9763 acres or 129,649 square feet of land, more or less.

SECOND AMENDMENT TO PROMISSORY NOTE WHITESTONE UPTOWN TOWER, LLC (Loan No. 89765200)	Page 4